UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2024

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

(317) 634-3377

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

On May 8, 2024, management of Noble Roman’s, Inc. (the “Company”) and Assurance Dimensions, its registered independent public accounting firm, agreed that the Company’s previously issued financial statements in its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Prior Statements”) should be restated to correct an error from prior periods that was reflected in the opening balance sheet for that year. Accordingly, the Prior Statements should no longer be relied upon. The error related to years prior to 2020 and was carried forward to 2022. This error affected accounts payable and accumulated deficit in the consolidated balance sheets. Specifically, the Company’s accounts payable and accumulated deficit were understated. Below is a comparison of the previously reported amounts compared to the restated amounts:

Balance Sheet as of December 31, 2022

	As Filed	As Restated
Total current assets	$3,032,303	$3,032,303
Net property and equipment	4,713,208	4,713,208
All other assets	10,597,687	10,597,687
Total assets	18,343,198	18,343,198

Accounts payable and accrued expenses	650,582	1,807,035
All other current liabilities	1,665,831	1,665,831
Total current liabilities	2,316,413	3,472,866
Long-term liabilities	14,160,123	14,160,123

Common stock	24,819,736	24,819,736
Accumulated deficit	(22,953,074)	(24,109,527)
Total liability and stockholders equity	$18,343,198	$18,343,198

The Company has determined to correct the error by restating the Prior Statements in its Annual Report on Form 10-K for the year ended December 31, 2023, which the Company anticipates filing as soon as practicable upon completion of the audit process. The correction will also restate a fraction of the interest expense reported in 2022 which the Company had previously recorded in 2023.

Management evaluated its prior conclusions regarding the effectiveness of the Company’s disclosure control and procedures and internal control over financial reporting. Based on that evaluation, management has concluded that this matter resulted from material weaknesses in the Company’s internal control over financial reporting.

The Company’s management has discussed with Assurance Dimensions and Somerset CPAs (the prior auditor) the matters disclosed herein.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) relating to the Company that are based on the beliefs of the management of the Company, as well as assumptions and estimates made by and information currently available to the Company’s management.  The Company’s actual results in the future may differ materially from those indicated by the forward-looking statements due to risks and uncertainties that exist in the Company’s operations and business environment, including the factors discussed under “Risk Factors” contained in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission from time to time.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended.

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SIGNATURES

                                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ROMAN’S, INC.

Dated: May 13, 2024	By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer

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